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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                       October 2, 2008 (October 1, 2008)
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                          WORTHINGTON INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

               Ohio                  1-8399                31-1189815
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   (State or other jurisdiction    (Commission            (IRS Employer
        of incorporation)          File Number)          Identification No.)

    200 Old Wilson Bridge Road, Columbus, Ohio                43085
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     (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:     (614) 438-3210
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.


On October 1, 2008, Worthington Industries, Inc. and United States Steel Corporation announced that they have completed the previously announced plan to expand and modify their current Worthington Specialty Processing joint venture located in Jackson, Michigan.


Item 9.01.    Financial Statements and Exhibits.

(a)-(c) Not applicable.

(d)     Exhibits:

Exhibit No.   Description
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99.1          News Release issued jointly on October 1, 2008 by U.S. Steel and
              Worthington  Industries  announce completion of deal to expand
              Worthington Specialty Processing joint venture


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WORTHINGTON INDUSTRIES, INC.



Date:  October 2, 2008           By: /s/Dale T. Brinkman
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                                     Dale T. Brinkman, Vice President-
                                     Administration, General Counsel & Secretary